UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 18, 2017

JPMorgan Chase & Co.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

270 Park Avenue, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Filed herewith as Exhibit 23.1 is a consent of JPMorgan Chase & Co.’s independent registered public accounting firm, PricewaterhouseCoopers LLP, to the incorporation by reference of their report dated February 28, 2017 included in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2016 filed on February 28, 2017 (the “2016 Form 10-K”) into the registration statements listed in such consent (the “Revised Consent”). The Revised Consent supersedes and replaces the consent filed as Exhibit 23 to the 2016 Form 10-K. The Revised Consent corrects a typographical error and does not change any previously reported financial results of operations or any other disclosure contained in the 2016 Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.

(Registrant)

By:	/s/ Neila B. Radin

Neila B. Radin
Managing Director

Dated: April 18, 2017

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

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